UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2017

MagnaChip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A. 1, Allée Scheffer, L-2520 Luxembourg, Grand Duchy of Luxembourg		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is preliminary financial information for MagnaChip Semiconductor Corporation (the “Company”) and its consolidated subsidiaries for the fourth quarter ended December 31, 2016, as presented in a press release dated January 10, 2017.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On January 10, 2017, the Company announced the proposed unregistered offering (the “Notes Offering”) by MagnaChip Semiconductor S.A. of up to $65.0 million principal amount of exchangeable senior notes due 2021.

The Company is disclosing under Item 7.01 the information attached as Exhibit 99.2, which information is incorporated by reference herein. This information, which has not been previously reported, is included in a preliminary offering memorandum or accompanying management presentation that is being disseminated in connection with the Notes Offering.

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On January 10, 2017, the Company issued a press release announcing the Notes Offering. A copy of the press release is filed as Exhibit 99.3 hereto and is incorporated by reference herein.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any offer, solicitation or sale of any security, in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this report, including statements about our future operating and financial performance, may change, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include the risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission, as well as the possibility that the Court may fail to approve the terms of the proposed settlement at the final approval hearing. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	Press release for MagnaChip Semiconductor Corporation dated January 10, 2017.

99.2	Recent Developments.

99.3	Press release of MagnaChip Semiconductor Corporation dated January 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: January 10, 2017	By:	/s/ Theodore Kim
Theodore Kim
Chief Compliance Officer, Executive Vice President, General Counsel and Secretary